Exhibit 10.1

                                AVRO ENERGY INC.

                             $250,000 Unit Offering
                               Dated May 31, 2010

                                     ******

                                 1,000,000 Units
                                 $0.25 Per Unit

                                     ******

                             SUBSCRIPTION AGREEMENT

The undersigned has received and read the Confidential Private Offering Memorandum dated May 31, 2010, (the "Memorandum") of Avro Energy Inc. (the
"Company") offering (the "Offering") up to 1,000,000 Units (the "Units") at a purchase price of $0.25 per Unit. Each Unit consists of one common share (a
"Share")  and one  half  share  purchase  warrant  (a "Half  Warrant")  Two Half
Warrants will entitle the holder thereof to acquire one Share at a purchase price of $0.50 per Share for a period of 18 months from the date of issue. Terms used and not defined herein have the same meaning as in the Memorandum.

     ALL INFORMATION CONTAINED IN THIS SUBSCRIPTION AGREEMENT SHALL BE TREATED CONFIDENTIALLY. However, the undersigned understands that the Company may present this Subscription Agreement to such parties as it deems appropriate if called upon to establish that the proposed issuance of the Shares to the undersigned is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). Further, the undersigned understands that the offering itself may be reported to the Securities and Exchange Commission (the "SEC"), and relevant state securities agencies, pursuant to the requirements of Regulation D.

INSTRUCTIONS: PLEASE COMPLETE ALL ITEMS BELOW, SIGN AND DATE THIS SUBSCRIPTION AGREEMENT, AND RETURN IT TO THE COMPANY WITH A CHECK.

1. SUBSCRIPTION. Subject to the terms and conditions of this Subscription Agreement, the undersigned hereby subscribes for and agrees to purchase 1,000,000 Units for a total cash payment of $250,000 (the "Subscription"). Simultaneously with the execution of this Subscription Agreement, the undersigned is submitting a check in the full amount of his, her, or its Subscription as set forth on the signature page below, in the form of a check drawn on a bank domiciled in the United States, payable to "Avro Energy Inc" or has made arrangements with the Company to wire transfer the funds into the Company's operating account. The dollar amount so subscribed is hereby irrevocably tendered as a subscription to purchase the Shares. The undersigned agrees to be bound by the terms of Offering, including the registration rights, as provided in the Memorandum.

2. ACCEPTANCE OF SUBSCRIPTION. The undersigned acknowledges that the Company has the right to accept or reject this Subscription, in whole or in part, and that this Subscription shall be deemed to be accepted by the Company only when it is signed by the Company and a copy returned to the undersigned.

3. ACCREDITED INVESTOR STATUS. The undersigned hereby represents that he, she, or it is an "Accredited Investor" as that term is defined Regulation D promulgated by the SEC. The undersigned, or the individual representing the undersigned entity, if applicable, has initialed below each of the categories which apply to the investor and has attached to this Subscription Agreement reasonable evidence of the investor's status as an "Accredited Investor." (PLEASE INDICATE AND INITIAL ALL APPLICABLE CATEGORIES)

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      (1)     a bank as defined in section  3(a)(2) of the Act,  or any  savings
----- and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

      (2)     a broker  or  dealer  registered  pursuant  to  section  15 of the
-----         Securities Exchange Act of 1934, as amended (the "Exchange Act");

      (3)     an insurance company as defined in section 2(13) of the Act;
-----

      (4)     an investment  company registered under the Investment Company Act
----- of 1940 or a business development company as defined in section 2(a)(48) of such Act;

      (5)     a Small  Business  Investment  Company  licensed by the U.S. Small
----- Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

      (6)     a plan  established  and  maintained  by a  state,  its  political
----- subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

      (7)     a private  business  development  company  as  defined  in section
-----         202(a)(22) of the Investment Advisers Act of 1940;

      (8)     an  organization  described  in  Section  501(c)(3)  of the  Code,
----- corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

      (9)     a director or executive officer of the Company;
-----

      (10)    a natural person whose individual net worth (i.e., excess of total
----- assets over total liabilities), inclusive of home, home furnishings and automobiles, or joint net worth with that person's spouse, at the time of his purchase of the Shares exceeds $1,000,000;

      (11)    a  natural  person  who had an  individual  income  in  excess  of
----- $200,000 in each of the two most recent calendar years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. Individual income is defined for this purpose as adjusted gross income as determined for Federal income tax purposes, plus (i) any deductions for long-term capital gains under Section 1202 of the Code, (ii) any depletion deductions under Section 611, et seq., of the Code, (iii) any interest income excluded under Section 103 of the Code, and (iv) any partnership losses allocated to the Investor as reported on Schedule E of Form 1040;

      (12)    a trust, with total assets in excess of $5,000,000, not formed for
----- the specific purpose of acquiring the Shares, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

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
      (13)    any  entity  in which all of the  equity  owners  are  "Accredited
-----         Investors."

4. REPRESENTATIONS OF THE UNDERSIGNED. The undersigned hereby represents to the Company as follows:

     a. Restricted Securities. The undersigned understands that the Shares will not have been registered pursuant to the Securities Act, or any state securities act, and thus will be restricted securities as defined in Rule 144 promulgated by the SEC. Therefore, under current interpretations and applicable rules, he, she, or it will probably have to retain such Shares for a period of at least six months (as proposed in recent amendments to Rule 144 adopted by the SEC or one year if not) from the date of purchase and at the expiration of such holding period his, her, or its sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the SEC and such disposition may be available only if the issuer is current in its filings with the SEC under the Exchange Act, or other public disclosure requirements.

     b. Non-distributive Intent. The undersigned acknowledges that the Shares are being acquired for his, her, or its own account, for investment, and not with the present view towards the distribution thereof and he, she, or it will not dispose of any of the Shares except (i) pursuant to an effective registration statement under the Securities Act, or (ii) in any other transaction which, in the opinion of counsel acceptable to the issuer, is exempt from registration under the Securities Act, or the rules and regulations of the SEC thereunder, and that an appropriate legend will be placed upon each of the certificates representing the securities, and stop transfer instructions shall be placed with the transfer agent for the Shares.

     c. Evidence of Compliance with Private Offering Exemption. The undersigned represents and warrants that he, she, or it, either individually or together with his, her, or its purchaser representative, has such knowledge and experience in business and financial matters that he or she is capable of evaluating the risks of the prospective investment, and that the financial capacity of the undersigned investor is of such proportion that the total cost of such person's commitment in the Shares would not be material when compared with his, her, or its total financial capacity. The undersigned investor has adequate means of providing for current needs and personal contingencies and has no need to sell the Shares in the foreseeable future.

     d. Access to Information. The undersigned has received and read and is familiar with the Memorandum and the SEC reports and filings referenced therein, and he, she, or it confirms that all documents, records, and books pertaining to this proposed investment have been made available to him, her, or it.

     e. Opportunity to Ask Questions. The undersigned has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the terms and conditions of the Offering and has been afforded an opportunity to examine such documents and other information which the undersigned or his or her representative, if any, has requested for the purpose of verifying the information set forth in the Memorandum and for the purpose of answering any questions the undersigned may have concerning the business and affairs of the Company. In addition, the undersigned has received all requested additional information and documents.

     f. Limitations on Transfer of Shares. The undersigned acknowledges that he, she, or it is aware that there are substantial restrictions on the transferability of the Shares. Since these Shares will not be registered under the Securities Act or any applicable state securities laws, the Shares may not be, and the undersigned agrees that they shall not be, transferred unless they are registered under the Securities Act and state securities laws, or unless such sale is exempt from such registration under the Securities Act and any other applicable state securities laws or regulations. The undersigned further acknowledges that the Company is under no obligation to aid in obtaining any exemption from the registration requirements. The undersigned also acknowledges that he, she, or it will be responsible for compliance with all conditions on transfer imposed by any securities administrator of any state and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer and/or issuing opinions in connection

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
therewith. The undersigned also acknowledges that an appropriate legend will be placed upon each of the certificates representing the Shares stating that they have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale of the Shares.

     g. No Advertisements. The undersigned is not entering into this Subscription Agreement as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting.

     h. Investment Communications. All communications concerning investment in the Shares made to the undersigned by the Company, or on its behalf by its duly authorized representative(s), have been made only in the state in which the undersigned has listed as his, her, or its mailing address.

     i. Relationship to Company; Business or Financial Experience. The undersigned, either individually or, if an entity, through its representative, has a preexisting personal or business relationship with the Company or one of its officers, directors, or controlling persons, or, by reason of his or her business or financial experience (or the business or financial experience of his or her professional advisors who are unaffiliated with and who are not compensated by the Company), the undersigned has the capacity to protect his, her, or its own interests in connection with the purchase of the Shares.

5. FOREIGN INVESTORS. If the undersigned is not a U.S. person (as defined below), he, she, or it represents and warrants to the Company, in addition to the foregoing representations and warranties, as follows:

     a. Non-U.S. Person. At all times during the offer and sale of the Shares by the Company to the undersigned, the undersigned has not been, and is not presently, a U.S. Person. The term "U.S. Person" as used herein shall mean any person who is a citizen or resident of the United States or Canada, or any state, territory or possession thereof, including but not limited to any estate of any such person, or any corporation, partnership, trust or other entity created or existing under the laws thereof, or any entity controlled or owned by any of the foregoing. In addition, the undersigned is not acquiring the Shares for the account or benefit of a U.S. Person.

     b. Compliance with Foreign Laws. The undersigned has satisfied and observed the laws of such person's jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Subscription Agreement, including:
(i) the legal requirements of the undersigned's jurisdiction for the purchase of the Shares; (ii) any foreign exchange restrictions applicable to such purchase;
(iii) any governmental or other consents that may need to be obtained; and (iv) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The undersigned's subscription and payment for, and such person's continued beneficial ownership of, the Shares will not violate any applicable securities or other laws of the undersigned's jurisdiction.

     c. Offer and Sale of the Shares Outside U.S. At all times during the offer and sale of the Shares by the Company to the undersigned, the undersigned has been outside of the U.S.

     d. Limitation on Resales. For a period of at least six months (as presently proposed by the SEC, or one year if the proposed amendments are not finalized) from the close of this offering, no resales of the Shares shall occur except (i) in accordance with the provisions of Regulation S (Rule 901 through 905, and Preliminary Notes), as promulgated by the U.S. Securities and Exchange Commission, (ii) pursuant to registration under the Securities Act, or (iii) pursuant to an available exemption from registration; and no hedging transactions involving these securities shall be conducted unless in compliance with the Securities Act.

     e. Legend. For a period of at least six months from the close of this offering, the undersigned consents to the placement of a legend on certificates representing the Shares to the effect that transfer is prohibited except (i) in accordance with the provisions of Regulation S, (ii) pursuant to registration under the Securities Act, or (iii) pursuant to an available exemption from registration; and that hedging transactions involving the Shares may not be conducted unless in compliance with the Securities Act.

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
     f. Transfer Restrictions. For a period of at least six months from the close of this Offering, the undersigned consents to the refusal of the Company to register any transfer of these Shares not made (i) in accordance with the provisions of Regulation S, (ii) pursuant to registration under the Securities Act, or (iii) pursuant to an available exemption from registration.

6. INVESTOR INFORMATION. Please provide the following information for the records of the Company:

          Name:
                              --------------------------------------------------
          Street Address:
                              --------------------------------------------------
          Mailing Address:
                              --------------------------------------------------
          Telephone No.:
                              --------------------------------------------------
          FAX No.:
                              --------------------------------------------------
          Email Address:
                              --------------------------------------------------
          Social Security Number or Tax Identification Number, as applicable:

          ----------------------------------------------------------------------

          Designate the exact name or names to appear on the stock certificate and any form of ownership, if applicable:


          ----------------------------------------------------------------------

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
IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this _____ day of _______ 2010.

                                    SIGNATURE

     If the undersigned is an INDIVIDUAL, complete the following:


-----------------------------------         ------------------------------------
Print Name of Individual                    Signature of Individual

     If the undersigned is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, or TRUST, complete the following:

     NOTE: By signing below, the individual executing this Subscription Agreement on behalf of the undersigned entity represents and warrants to the Company that (i) the entity is duly authorized to enter into this Subscription Agreement; (ii) he or she is duly authorized to represent the entity in this Offering; and (iii) he or she is duly authorized to execute this Subscription Agreement on behalf of the entity. A partnership, corporation, limited liability company, or trust must attach a copy of its partnership agreement, articles of incorporation, articles of organization, or other governing instrument, in each case as amended and in effect on the date hereof, as well as other documents which authorize investment in the shares and execution of the subscription agreement (e.g., resolutions of the board of directors). Include documents demonstrating authority of signing officer or agent to act on behalf of the entity. All documentation must be complete and correct as of the date hereof.


--------------------------------------------------------------------------------
Type or Print Name of Partnership, Corporation, Limited Liability Company, or Trust


-----------------------------------       --------------------------------------
Type or print name of Individual          Signature of Individual Signing
Signing on Behalf of Partnership,         on Behalf of Partnership, Corporation,
Corporation, Limited Liability            Limited Liability Company, or Trust
Company, or Trust


COMPANY ACCEPTANCE


Accepted this _______ day of ___________________ 2010.


By                                        Its
  ---------------------------------          -----------------------------------


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